Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IMCO Recycling Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard L. Kerr, Chief Executive Officer and President of the Company, and I, Paul V. Dufour, Chief Financial Officer and Executive Vice President of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard L. Kerr

Name:	Richard L. Kerr
Title:	President and Chief Executive Officer (principal executive officer)

Date: May 10, 2004

/s/ Paul V. Dufour

Name:	Paul V. Dufour
Title:	Executive Vice President and Chief Financial Officer (principal financial officer)

Date: May 10, 2004

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